Note 1. Organization and Description of Business	6 Months Ended
Nov. 30, 2012
Notes
Note 1. Organization and Description of Business

Note 1.   Organization and Description of Business

Organization

TeamUpSport Inc. was incorporated under the laws of the State of Nevada on October 4, 2010. The Company was organized for the purpose of engaging in an internet-based social networking business. The Company adopted May 31 as its fiscal year-end.

In October, 2010 the Company began developing its business plan, which was published in the fiscal period ended May 31, 2011. The Company plans to develop a social-networking-type website centered around 10-20 sports. The website will permit participants to interact and to access media content.  The Company was capitalized with subscriptions for common stock in the first fiscal period ended May 31, 2011, and is constructing its website. The principal executive offices are located in Wallaceburg, Ontario, Canada.